SECURITIES AND EXCHANGE COMMISSION


                                 Washington D.C.

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 March 16, 2004

                Date of Report (Date of earliest event reported)
                     COMMUNICATION INTELLIGENCE CORPORATION

             (Exact name of registrant as specified in its charter)
                                    Delaware

                 (State or other jurisdiction of incorporation)

               0-19301                                  94-2790442
---------------------------------------   ------------------------------------
       (Commission           file number) (IRS employer identification number)
                             275 Shoreline Drive, Suite 500, Redwood Shores, CA
                             94065

                    (Address of principal executive offices)
                                 (650) 802-7888
                -----------------------------------------------
              (Registrant's telephone number, including area code)





ITEM 5. OTHER EVENTS.


Communication Intelligence Corporation (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated March 15, 2004 (the "Press Release"), Filed as Exhibit 99.1 hereto. The Press Release announces the Company's appointment of David Welch to its Board of Directors.

EXHIBITS


99.1 Press release of the Company dated March 15,2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 16, 2004

                     COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


By:  /s/ Frank Dane
    -------------------------------
    Frank Dane
    Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit No.     Subject Matter                                     Page No.
----------      --------------                                     -------

   99.1       Press release of the Company dated March 15,2004           4